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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 31, 1995, which appears on page 36 of the 1995 Annual Report to Stockholders of Oakwood Homes Corporation, which is incorporated by reference in Oakwood Homes Corporation's Annual Report on Form 10-K for the year ended September 30, 1995.




PRICE WATERHOUSE LLP

Winston-Salem, North Carolina
February 13, 1996